Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Rapport Therapeutics and NeuroPace Collaboration

Scope of Work and Budget (“SOW”) to support An Open-label, Long Term Study Evaluating RAP-219 in Adult Participants with Refractory Focal Onset Seizures (RAP-219-FOS-901, Phase 2). The Effective Date of this SOW#2 shall be the date of the last signing party’s signature.

I.
Project Summary and Scope

Rapport Therapeutics is planning an Open Label Extension study to continue evaluation of patients previously enrolled in the first-in-class TARP-g8 negative allosteric modulator study (RAP-219). NeuroPace’s involvement in the project will focus on continued evaluation of patient-specific biomarkers by way of analysis of RNS System ambulatory electrocorticographic (ECoG) and device diagnostic data. It is estimated that up to [***] patients may be enrolled.

II.
Collaboration Contracting

Successful execution and operation of the study will require close collaboration and data sharing between Rapport and NeuroPace. The existing Master Services Agreement (MSA) as executed November 28, 2023, will remain as the enforcing services agreement to this SOW.

III.
Deliverables

Data collected by the NeuroPace® RNS® System and metrics derived from RNS® System data will be provided by NeuroPace to Rapport, as described in Appendix 1. RNS System data are downloaded from the RNS Neurostimulator each time it is interrogated by the patient or clinician, then uploaded to the RNS Patient Data Management System (PDMS). Data and derived metrics will be documented and provided at specified intervals and on demand in CSV formatted text files to facilitate subsequent analysis. Raw RNS System data supporting the derived metrics will not be provided and remains proprietary to NeuroPace. The provided data and derived metrics will be shared with authorized third parties as detailed in the MSA.

The time range and frequency of the data to be provided are detailed under the Deliverables Schedule below. The nature and frequency of in-person data reviews is provided in the Data Review Schedule below.

Under the terms of this collaboration agreement, NeuroPace will not be required to develop or write regulatory submissions, contract with sites, support IRB submissions, develop or perform non-device related statistical analyses or be responsible for clinical trial management. These items will be the responsibility of Rapport.

IV.
Deliverables Schedule
▪
Device Data Reports – [***]
▪
Device Data Report – [***]
▪
Device Data Report – [***]
▪
Device Data Report – [***]
▪
Device Data Report – [***]

ACTIVE/201454519.2

ACTIVE/202991819.2

V.
Data Review Schedule

[***]

VI.
Project Phase Obligations

Phase 1: Project Initiation

The following tasks and deliverables are included in Phase 1:

[***]

Phase 2: Patient Eligibility Reviews (Enrollment & Dosing)

The following tasks and deliverables are included in Phase 2:

[***]

Phase 3: Clinical Study Support and Data Analysis

The following tasks and deliverables are included in Phase 3:

[***]

VII.
Term of SOW and Payment Schedule

The anticipated term for study execution is from [***] through approximately [***]. In the event the study extends beyond [***], the Parties will meet and negotiate in good faith on Recurring Payments to support the ongoing obligations required to reach the Final Report milestone. In the event of the foregoing, the Parties shall amend the SOW in writing to reflect their agreement.

Requests beyond the scope of this agreement or in addition to the limits outlined within the agreement (e.g. extra reports) will be added to an amendment with additional costs associated.

The payment plan for contributions rendered by NeuroPace, including support, subject matter input, and pre-specified deliverables is provided below.

Deliverable Payment Schedule
Deliverable Type	Description	Delivery Frequency	Payment Frequency	Unit Cost	Total
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
SOW Total					$1,565,000

* [***]

** [***]

Signature Page

NEUROPACE, INC.		RAPPORT THERAPEUTICS, INC
Printed Name	Joel Becker	Printed Name	Abraham Ceesay
Title	CEO and President, NeuroPace	Title	CEO
Signature	/s/ Joel Becker	Signature	/s/ Abraham Ceesay
Date	July 7, 2025	Date	July 2, 2025

Appendix A

Data summary reports are to be provided according to the needs and timeframe specified in Section IV. The reports will include the following [***].

[***]